Corporate Information	12 Months Ended
Dec. 31, 2025
Corporate information and statement of IFRS compliance [abstract]
Corporate Information
1.
CORPORATE INFORMATION

Viking Holdings Ltd (“VHL” or the “Company”) is a Bermuda company, incorporated on July 21, 2010, whose registered address is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The Company is registered in Bermuda as an exempted company and, pursuant to Section 14(3) of the Companies Act 1981, has perpetual succession. The Company’s majority shareholder is Viking Capital Limited (“VCAP”), which is registered in the Cayman Islands as an exempted company.

The principal business activity of the Company and its subsidiaries (the “Group”) is a travel company primarily focused on providing passenger cruises.

Secondary Offering

On May 29, 2025, the Company completed a secondary offering of 30.5 million ordinary shares on behalf of CPP Investment Board PMI-3 Inc. (“CPP Investments”) and TPG VII Valhalla Holdings, L.P. (“TPG”) at a price of $44.20 per share. The Company did not issue any ordinary shares and did not receive any proceeds from the secondary offering. The Company incurred approximately $1.3 million in expenses associated with the secondary offering, which are included in selling and administration on the consolidated statement of operations. After giving effect to that offering, TPG ceased being a party to, and did not retain any rights under, the Investor Rights Agreement.